SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

Deutsche Mid Cap Value Fund
The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the summary section of the fund’s prospectus.
Richard Hanlon, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2015.
The following information replaces the existing similar disclosure relating to the fund contained under the “MANAGEMENT” sub-heading of the “Fund Details” section of the fund’s prospectus:
Richard Hanlon, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2015.
■	Joined DWS in 2013 with 23 years of industry experience. Previously, he founded Glenville Capital Management, where he served as Managing Partner. Prior to that, he worked as a Partner and Co-Head of the Equity Group at Silvercrest Asset Management Group. Before joining Silvercrest, he was Director of Research and a portfolio manager at DLJ Asset Management.
■	BA in Economics, University at Albany, State University of New York.
Please Retain This Supplement for Future Reference
April 19, 2018
PROSTKR-1015